1

NAPTP MLP Conference

May 22, 2008

Steve Blank

Senior VP, CFO & Treasurer

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties.
While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of NuStar Energy L.P's and
NuStar GP Holdings, LLC's Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports as filed with the Securities and Exchange Commission.

Forward Looking Statements

Public Unitholders
36,421,920 NSH Units
William E. Greehey
6,086,343 NSH Units
85.7%
Membership Interest
14.3%
Membership Interest
NuStar GP Holdings, LLC
NYSE: NSH
Public Unitholders
44,240,356 NS Units
79.6%
L.P. Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
NuStar Energy LP
NYSE: NS

A leading publicly traded growth-
oriented partnership (NYSE: NS)

One of the largest independent
petroleum pipeline and terminal
operators in the U.S.

One of the largest asphalt refiners and
marketers in the U.S.

Total unitholder return of approximately
230% since IPO in April 2001

Recently reported record 1Q08
earnings

Public owns approximately 80% of
NuStar Energy L.P.’s common units

NuStar GP Holdings, LLC (NYSE: NSH)
holds remaining ownership of NuStar
Energy L.P. including 2% general
partner interest, around 18% of NuStar
Energy L.P.’s common units and all of
the incentive distribution rights

NuStar Overview

Canada
Mexico
Nova Scotia
Point Tupper
Tacoma
Vancouver (2)
Portland
Pittsburg Asphalt
Benicia
Selby
Stockton
Reno
Los Angeles
Rawlins
Denver
Colorado Springs
Rosario Asphalt
Albuquerque
Alamogordo
El Paso
Amarillo
Abernathy
Lubbock
Wichita Falls
Hooker
Clawson
Catoosa Asphalt
Wynnewood
Wasson
Ringgold
Southlake
San Antonio East
San Antonio South
Houston Asphalt
Mont Belvieu
Texas City (2)
Placedo
Corpus Christi
Laredo
Nuevo Laredo
Edinburg
Harlingen
Brownsville
Burgos Basin (PEMEX)
St. James
Westwego
Mandan
Jamestown (East)
Jamestown (North)
Moorhead
Aberdeen
Sauk Centre
Twin Cities (Roseville)
Wolsey
Mitchell
Sioux Falls
Rock Rapids
Milford
Yankton
Le Mars
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Concordia
Salina
Hutchinson
Milwaukee
Blue Island
Indianapolis
Bristol
Charlotte
Wilmington
Charleston
Gainesville
Fulton
Lithonia
Bremen
Macon
Moundville
Montgomery
Savannah
Brunswick
Jacksonville
Tampa
Albany
New Haven
Bronx
Linden (2)
Perth Amboy
Paulsboro
Baltimore
Andrews AFB
Dumfries
Piney Point
Hopewell
Salisbury
Virginia Beach
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
NH
ME
LEGEND
NuStar Headquarters/International Office
NuStar Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
UK and Amsterdam
Caribbean

4

Well-Diversified Asset Base

Assets Stats:

9,063 miles of crude oil and refined
product pipelines

85 terminal facilities and four crude
oil storage tank facilities

Over 86 million barrels of storage
capacity

2 asphalt refineries capable of
processing 104,000 bpd of crude oil

5

Primarily Fee-Based Assets

Nearly 80% of segment assets at NuStar Energy generate stable, fee-based income

Includes refined product terminals, refined product and crude oil pipelines and crude oil storage tanks

Storage

(Terminals & Tanks)

Transportation

    (Refined Product & Crude
Oil Pipelines)

Refining & Marketing

47%

30%

23%

Note:  Percentages are based on March 31, 2008 asset values, including a preliminary purchase price allocation for the CITGO
          Asphalt Refining acquisition.  Recently combined business segments into three primary segments instead of five segments.

$0.915
$0.95
$0.985
$0.985
$0.985
1Q07
2Q07
3Q07
4Q07
1Q08

$0.32
$0.34
$0.36
$0.36
$0.36
1Q07
2Q07
3Q07
4Q07
1Q08

Good Distribution Growth

NuStar Energy L.P.

Quarterly Distribution Increases

NuStar Energy L.P. declared a 1st quarter 2008 distribution of $0.985 per unit, or $3.94 per unit, on an annual basis

Healthy coverage ratio of 1.36 times applicable to the limited partners for 1st quarter of 2008

Cost of capital lower as incentive distribution rights are capped at 25%

NuStar GP Holdings, LLC declared a 1st quarter 2008 distribution to $0.36 per unit, or $1.44 per unit, on an annual basis

~8% Y-o-Y growth

NuStar GP Holdings, LLC

Quarterly Distribution Increases

~12.5% Y-o-Y growth

7

(Dollars in Millions)

P = Phase

Strategic Project Update

* Projects still under evaluation

Majority of projects under $400 million construction program expected to be complete by the end of 2008

Recently announced $500 million of new pipeline and terminal projects to help fuel partnership’s growth beyond 2008

Does not include other potential projects from acquisition of CITGO Asphalt Refining Company

Expect IRRs to be in the range of 15% to 20% for all projects

Completed

Completed

Total Capital

In-Service Dates

Major Projects                                         Investment      1Q08   2Q08        3Q08      4Q08         2009-2011

Major Projects Completed in Late 2006 & 2007

 ~$90.0

Amsterdam Expansion – Partial P1

50.0

St. Eustatius Expansion – P3

19.5

Amsterdam Expansion – Partial P1 & P2

30.0

Linden, NJ Optimization

7.9

Texas City, TX Expansion

33.1

St. James, LA Expansion

52.1

Amsterdam Expansion – P3

28.5

Jacksonville Expansion

21.0

Texas City, TX Expansion

12.8

New Pipeline and Terminal Construction

Program*

500

Total

~$845

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
GDP Growth
1,250,000
1,000,000
750,000
NuStar Total Pipeline Vols (bpd)
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08E
3Q08E
4Q08E
U.S. GDP Growth
NuStar Total Pipeline Thruputs

8

Slower Economic Growth Not Expected to

Materially Impact NuStar’s Throughputs

GDP Growth vs. NuStar Total Pipeline Throughputs

Majority of NuStar’s terminalling business supported by customer contracts

Approximately 90% of new terminal expansions supported by contracts ranging from 5 to 10 years

1.1%

2.1%

0.6%

3.8%

4.8%

0.6%

0.6%

(0.5)%

3.4%

2.7%

Impact of Fire at
Valero Energy’s
McKee Refinery

Source:  U.S. Department of Commerce – Bureau of Economic Analysis: Historical GDP figures

              Global Insight – Estimated 2008 Quarterly GDP Figures

Notes:    Graph starts from 3Q06 to reflect last pipeline deal done at NuStar Energy L.P.

9

New Asphalt Business

Canada
Nova Scotia
ME
NH
MA
CT
RI
NY
NJ
PA
DE
MD
WI
MI
IL
IN
OH
WV
VA
KY
TN
NC
SC
MS
AL
GA
FL
Albany
Bronx
Perth Amboy
Paulsboro
Baltimore
Baltimore
Dumfries
Piney Point
Hopewell
Bristol
Charlotte
Wilmington
Gainsville
Gwinnett
Fulcro
Lithonia
Charleston
Savannah
Jacksonville
Tampa
LEGEND
Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal

Business comprised of two refineries, three owned
terminals, and leases on 14 third-party terminals

Paulsboro, NJ Refinery: 74 mbpd

Asphalt production is shipped to the Northeast

Total storage capacity of 3.4 million barrels

Savannah, GA Refinery: 30 mbpd

Asphalt production shipped to the Southeast

Sole refinery and asphalt producer on the Southeast
seaboard

Total storage capacity of 1.2 million barrels

Wilmington, North Carolina Terminal

Total storage capacity of 240,000 barrels

14 third-party leased terminals with total asphalt storage
capacity of 1.7 million barrels

Commitment by PDVSA to supply NuStar an annual
average of 75,000 bpd of crude oil

Right of first offer to purchase nearly 11,000 bpd of paving grade asphalt and over 13,000 bpd of roofing flux asphalt
each year to the extent exported by PDVSA

Asphalt Asset Overview

Strategic Rationale

Compelling opportunity to buy assets at 50% of
replacement value

Over the long-term expect to benefit from higher
asphalt margins due to a tightening market

Provides exposure to one of the best asphalt
markets in the U.S.

Continues to diversify NuStar’s customer base and
expands geographic presence

Complements our existing asphalt marketing and
terminals business

Additional strategic projects expected to benefit
results from asphalt business

Asphalt Refining -
A Simple Process

Atmospheric
Distillation Tower

Vacuum
Unit

Naphtha

Vacuum Gas Oil

Marine Diesel Oil

Asphalt

~70% Yield

~3% Yield

~9% Yield

~18% Yield

Intermediate

Products

Marketing

Asphalt

Marketing

Paving Contractors

& Hot Mix Producers

80-90%

Asphalt Cement

10-20%

Roofing Flux

Rail

Truck

Barge

Ship

Roofing & Shingle

Manufacturers

Sold to 3rd Party
Refineries

NuStar Owned
& Network of
3rdParty
Terminals

Retail
Sales
(~85%)

Asphalt Imports

Wholesale
Asphalt Sales

(~15%)

Imports from:

  Latin America

  Canada

  Europe

  Africa

East Coast and West Coast are currently
net short asphalt

Excess production in Mid-Continent and
Gulf Coast used to meet current demand

East Coast is also supplemented by
imports

New coker projects in Gulf Coast and
Mid-Continent expected to reduce asphalt
supply

Resulting imbalance expected to result in
higher call on imports and/or cutting back
on coker capacity

Level of coker projects has remained
constant despite recent weak gasoline
margins

Shifting trade flows expected to drive
asphalt margins higher

Imports from:

  Latin America

  Canada

  Europe

  Africa

2006 U.S. Inter-PADD Asphalt Flows

(thousands of barrels per day)

Projected 2012 U.S. Inter-PADD Asphalt Flows

(thousands of barrels per day)

15

5

13

19

3

8

3

63

82

53

18

25

Sources:  Poten & Partners; PIRA Refinery
Database, Energy Information Agency

Note:  Assumes no reduction in coker utilization rates
and fuel oil production

Asphalt Supply Drivers

Asphalt Demand Drivers

U.S. Asphalt Demand

Asphalt Paving

~86%

Roofing

~11%

Other*

~3%

Paving

Aging highway system, increased focus on preventative
road maintenance and increases in total highway miles
driven

Residential and commercial construction

Federal, state and local funding for highway projects

Roofing

Re-roofing projects account for majority of asphalt
demand versus new builds

Consists of coating and sealer markets and asphalt consumed in industrial applications such as paint, paper and steel manufacturing

Only spending a fraction of what we
should to maintain roads

Approximately 33% of roads are in fair
to poor condition**

Currently spending around $70 billion
annually on highways***

Estimated $185 billion required each
year to maintain roads in current
condition***

Estimated $200 billion required to
upgrade roads to good condition***

Significant Infrastructure
Needs in the U.S.

** Source:  TRIP

*** Source:  National Surface Transportation
Policy & Revenue Commission

10,000
9,000
8,000
7,000
6,000
5,000
4,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 5-Year Avg.

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.

15

Expect PADD I (i.e. East Coast) asphalt margins to recover from the first part of 2008 and fourth quarter 2007 levels due to:

Seasonal asphalt demand ramping up during the second quarter

Low inventory levels on the U.S. East Coast compared to last year

Level of asphalt imports to PADD I has declined over the past six months

Expect a decrease in asphalt demand due to higher asphalt prices in PADD I

Continue to be bullish on long-term fundamentals given the coker projects coming on-stream over the next few years

PADD I Asphalt

Current Supply & Demand Fundamentals

PADD I Asphalt Inventories (000 barrels)

PADD I Asphalt Demand (000 barrels)

Source of data for graphs:  Energy Information Administration

$500.00
$400.00
$300.00
$200.00
$100.00
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

Increasing Product Prices

Asphalt and intermediate product prices have been generally increasing although have lagged the rapid run-up in crude oil prices

Expect asphalt prices of $430 to $475 per short ton for the second and third quarters of 2008 reflective of seasonal demand

Prices for intermediate products continue to strengthen providing valuable contribution to NuStar’s results

Asphalt Cement Price Index ($ per short ton)*

State of New Jersey                State of Georgia

* Source:  State of New Jersey Dept. of Transportation and State of Georgia Dept. of Transportation

** Source:  OPIS

   Note:  Prices for intermediate products above are shown as proxies only for NuStar’s intermediate products

Intermediate Products -  Proxy Prices

($ per barrel)**

USGC Naphtha

USGC LCO

USGC HSVGO

$130.00
$110.00
$90.00
$70.00
$50.00
$30.00
Jan-06
Jan-07
Jan-08

Buying Crude Oil Feedstocks
at Deep Discounts

Despite recent run-up in crude oil prices, NuStar is paying significant discounts for the crude oil it is buying from Venezuela (i.e. BCF-13 and Boscan crude oils)

BCF-13 and Boscan crude oils are very low-quality crudes purchased at a deep-discount to sweet crudes (i.e. WTI) and to other heavy-sour crudes (i.e. Mexican Maya)

Crude feedstocks are ideal to run at NuStar’s refineries since they produce a high yield of asphalt

Comparative Crude Oil Prices ($ per barrel)

WTI *

Mexican Maya *

BCF-13 **

Boscan **

Discount b/w WTI and
Maya currently around
$22/bbl.

Venezuelan crudes
further discounted to
Maya crude by
approx. $15/bbl.

* Source: Platts

** Source:  Company

18

Business Strategies

Complete existing $400 million construction program on time and on budget

Quickly integrate recently acquired asphalt business

Prioritize and execute projects on recently acquired asphalt business

Continue to focus on pipeline, transportation, storage and terminalling operations

Continue to expand terminals and storage in key hub locations and pipelines through internal growth projects and acquisitions

Recently announced $500 million construction program beyond 2008 (excluding CITGO Asphalt
Refining Company)

Continue to expand opportunities for marketing business

Maintain financial strength, flexibility and investment grade debt rating

We believe this strategy will allow NuStar to continue to provide further distribution growth